IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	:	Chapter 11
NEPHROGENEX, INC.,	:	Case No. 16-11074 (KG)
Debtor.[1]	:	

PLAN SUPPLEMENT TO PLAN OF REORGANIZATION PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE PROPOSED BY THE DEBTOR

COLE SCHOTZ P.C.
David R. Hurst (I.D. No. 3743)
500 Delaware Avenue, Suite 1410
Wilmington, Delaware 19801
Telephone: (302) 652-3131

– and –

Jacob S. Frumkin
1325 Avenue of the Americas, 19th Floor
New York, New York 10019
Telephone: (212) 752-8000

Counsel for the Debtor and Debtor-in-Possession

Dated: Wilmington, Delaware
April 21, 2017

[1] The last four digits of the Debtor's federal tax identification number are 5171. The mailing address for the Debtor is P.O. Box 400, Jamison, Pennsylvania 18929.

TABLE OF EXHIBITS

Exhibit	**Title**
A	Form of Certificate of Incorporation of Reorganized NephroGenex
B	Form of Bylaws of Reorganized NephroGenex
C	Directors and Officers of Reorganized NephroGenex
D	Assumption Schedule
E	Non-Exclusive List of Retained Causes of Action
F	Retained Avoidance Actions

THE DEBTOR RESERVES THE RIGHT TO REVISE THIS PLAN SUPPLEMENT AT ANY TIME PRIOR TO THE HEARING ON CONFIRMATION OF THE PLAN OF REORGANIZATION

EXHIBIT A to PLAN SUPPLEMENT

Form of Certificate of Incorporation of Reorganized NephroGenex

RESTATED
CERTIFICATE OF INCORPORATION
OF
NEPHROGENEX, INC.

NephroGenex, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

A. The name of the corporation is NephroGenex, Inc. The corporation's original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 25, 2004.

B. This Amended and Restated Certificate of Incorporation (this "Restated Certificate") has been duly adopted in accordance with Sections 242, 245 and 303 of the Delaware General Corporation Law of the State of Delaware, pursuant to the authority granted to the corporation under Section 303 of the Delaware General Corporation Law of the State of Delaware to put into effect and carry out the Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code Proposed by the Debtor dated February 17, 2017, as amended.

C. The Certification of Incorporation of the corporation is hereby amended and restated to read in its entirety as set forth below:

FIRST: The name of the corporation is NephroGenex, Inc.

SECOND: The address of the corporation's registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle 19801. The name of the corporation's registered agent at such address is The Corporation Trust Company.

THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

FOURTH: The total number of shares of stock which the corporation is authorized to issue is 5,000 shares of common stock, having a par value of $0.001 per share.

FIFTH: The business and affairs of the corporation shall be managed by or under the direction of the board of directors, and the directors need not be elected by ballot unless required by the by-laws of the corporation.

SIXTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the board of directors is expressly authorized to make, amend and repeal the by-laws.

SEVENTH: A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its

stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of this provision shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

EIGHTH: The corporation reserves the right to amend and repeal any provision contained in this Restated Certificate in the manner from time to time prescribed by the laws of the State of Delaware. All rights herein conferred are granted subject to this reservation.

****

[Signature Page Follows]

IN WITNESS WHEREOF, this Restated Certificate has been executed by a duly authorized officer of the corporation on this ____ day of May, 2017.

By: ______________________________
Name: ______________________________
Title: ______________________________

EXHIBIT B to PLAN SUPPLEMENT

Form of Bylaws of Reorganized NephroGenex

NEPHROGENEX, INC.

AMENDED AND RESTATED BY-LAWS

ARTICLE I - OFFICES

SECTION 1. REGISTERED OFFICE.

The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.

SECTION 2. OFFICES.

The Corporation also may have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II - STOCKHOLDERS

SECTION 1. ANNUAL MEETING.

An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall each year fix, which date shall be within 13 months of the last annual meeting of stockholders or, if no such meeting has been held, the date of incorporation.

SECTION 2. SPECIAL MEETINGS.

Special meetings of the stockholders, for any purpose or purposes prescribed in the notice of the meeting, may be called by the Board of Directors or the chief executive officer and shall be held at such place, on such date, and at such time as they or he or she shall fix.

SECTION 3. NOTICE OF MEETINGS.

Notice of the place, if any, date, and time of all meetings of the stockholders, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, shall be given, not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation).

When a meeting is adjourned to another time or place, notice need not be given of

the adjourned meeting if the time and place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, shall be given to each stockholder in conformity herewith. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and, except as otherwise required by law, shall not be more than 60 nor less than 10 days before the date of such adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

SECTION 4. **QUORUM.**

At any meeting of the stockholders, the holders of a majority of the voting power of all of the shares of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law. Where a separate vote by a class or classes or series is required, a majority of the voting power of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, if any, date, or time.

SECTION 5. **ORGANIZATION.**

Such person as the Board of Directors may have designated or, in the absence of such a person, the President of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the voting power of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints.

SECTION 6. **CONDUCT OF BUSINESS.**

The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

SECTION 7. **PROXIES AND VOTING.**

At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

The Corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting.

All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.

SECTION 8. **STOCK LIST.**

The officer who has charge of the stock ledger of the Corporation shall, at least 10 days before every meeting of stockholders, prepare and make a complete list of stockholders entitled to vote at any meeting of stockholders, provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the 10th day before the meeting date, arranged in alphabetical order and showing the address of each such stockholder and the number of shares registered in his or her name. Such list shall be open to the examination of any stockholder for a period of at least 10 days prior to the meeting in the manner provided by law.

A stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. This list shall presumptively determine (a) the identity of the stockholders entitled to examine such stock list and to vote at the meeting and (b) the number of shares held by each of them.

SECTION 9. **CONSENT OF STOCKHOLDERS IN LIEU OF MEETING.**

Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to

authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested.

Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered to the Corporation, a written consent or consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner prescribed in the first paragraph of this Section 9. A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this Section 9 to the extent permitted by law. Any such consent shall be delivered in accordance with Section 228(d)(1) of the Delaware General Corporation Law.

Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

Prompt notice of any action taken pursuant to this Section 9 shall be provided to the stockholders in accordance with Section 228(e) of the Delaware General Corporation Law.

ARTICLE III - BOARD OF DIRECTORS

SECTION 1. **NUMBER AND TERM OF OFFICE.**

The number of directors who shall constitute the whole Board of Directors shall be such number as the Board of Directors shall from time to time have designated, except that in the absence of any such designation, such number shall be three (3). Each director shall be elected for a term of one year and until his or her successor is elected and qualified, except as otherwise provided herein or required by law.

Whenever the authorized number of directors is increased between annual meetings of the stockholders, a majority of the directors then in office shall have the power to elect such new directors for the balance of a term and until their successors are elected and qualified. Any decrease in the authorized number of directors shall not become effective until the expiration of the term of the directors then in office unless, at the time of such decrease, there shall be vacancies on the board which are being eliminated by the decrease.

SECTION 2. **VACANCIES.**

If the office of any director becomes vacant by reason of death, resignation, disqualification, removal or other cause, a majority of the directors remaining in office, although less than a quorum, may elect a successor for the unexpired term and until his or her successor is

elected and qualified.

SECTION 3. **REGULAR MEETINGS.**

Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

SECTION 4. **SPECIAL MEETINGS.**

Special meetings of the Board of Directors may be called by one-third of the directors then in office (rounded up to the nearest whole number) or by the President and shall be held at such place, on such date, and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given to each director by whom it is not waived by mailing written notice not less than five days before the meeting or by telegraphing or telexing or by facsimile or electronic transmission of the same not less than 24 hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

SECTION 5. **QUORUM.**

At any meeting of the Board of Directors, a majority of the total number of the whole Board of Directors shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

SECTION 6. **PARTICIPATION IN MEETINGS BY CONFERENCE TELEPHONE.**

Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board of Directors or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

SECTION 7. **CONDUCT OF BUSINESS.**

At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board of Directors may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

SECTION 8. **COMPENSATION OF DIRECTORS.**

Directors, as such, may receive, pursuant to resolution of the Board of Directors, fixed fees and other compensation for their services as directors, including, without limitation, their services as members of committees of the Board of Directors.

SECTION 9. **REMOVAL OF DIRECTORS.**

Unless otherwise provided by the Corporation's Certificate of Incorporation, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors.

ARTICLE IV - COMMITTEES

SECTION 1. **COMMITTEES OF THE BOARD OF DIRECTORS.**

The Board of Directors may from time to time designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

SECTION 2. **CONDUCT OF BUSINESS.**

Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

ARTICLE V - OFFICERS

SECTION 1. **GENERALLY.**

The officers of the Corporation shall consist of a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as may from time to time be appointed by the Board of Directors. Officers shall be elected by the Board of Directors, which

shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person.

SECTION 2. **PRESIDENT.**

The President shall be the chief executive officer of the Corporation. Subject to the provisions of these By-laws and to the direction of the Board of Directors, he or she shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors. He or she shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation.

SECTION 3. **VICE PRESIDENT.**

Each Vice President shall have such powers and duties as may be delegated to him or her by the Board of Directors. One Vice President shall be designated by the Board of Directors to perform the duties and exercise the powers of the President in the event of the President's absence or disability.

SECTION 4. **TREASURER.**

The Treasurer shall have the responsibility for maintaining the financial records of the Corporation. He or she shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions and of the financial condition of the Corporation. The Treasurer shall also perform such other duties as the Board of Directors may from time to time prescribe.

SECTION 5. **SECRETARY.**

The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall perform such other duties as the Board of Directors may from time to time prescribe.

SECTION 6. **DELEGATION OF AUTHORITY.**

The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

SECTION 7. **REMOVAL.**

Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

SECTION 8. **ACTION WITH RESPECT TO SECURITIES OF OTHER CORPORATIONS.**

Unless otherwise directed by the Board of Directors, the President or any officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

ARTICLE VI - STOCK

SECTION 1. **CERTIFICATES OF STOCK.**

Each holder of stock represented by certificates shall be entitled to a certificate signed by, or in the name of the Corporation by any two of the President, a Vice President, the Secretary, an Assistant Secretary, the Treasurer, an Assistant Treasurer or any other authorized officers of the Corporation, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile.

SECTION 2. **TRANSFERS OF STOCK.**

Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 5 of this Article VI, an outstanding certificate, if one has been issued, for the number of shares involved shall be surrendered for cancellation before a new certificate, if any, is issued therefor.

SECTION 3. **RECORD DATE.**

In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of

this Section 3 at the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

In order that the Corporation may determine the stockholders entitled to consent to corporate action without a meeting, (including by telegram, cablegram or other electronic transmission as permitted by law), the Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall be not more than ten days after the date upon which the resolution fixing the record date is adopted. If no record date has been fixed by the Board of Directors and no prior action by the Board of Directors is required by the Delaware General Corporation Law, the record date shall be the first date on which a consent setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner prescribed by Article II, Section 9 hereof. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the Delaware General Corporation Law with respect to the proposed action by consent of the stockholders without a meeting, the record date for determining stockholders entitled to consent to corporate action without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

SECTION 4. **REGISTERED STOCKHOLDERS.**

The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of a share or shares to receive dividends and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express notice thereof, except as otherwise provided by the Delaware General Corporation Law.

SECTION 5. **LOST, STOLEN OR DESTROYED CERTIFICATES.**

In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

SECTION 6. **REGULATIONS.**

The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

SECTION 7. **DIVIDENDS.**

Subject to the provisions of the Corporation's Certificate of Incorporation, dividends upon the capital stock of the Corporation, if any, may be declared by the Board of Directors at any regular or special meeting. Any such dividends may be paid in cash, in property or in shares of the capital stock.

ARTICLE VII - NOTICES

SECTION 1. NOTICES.

If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law.

SECTION 2. WAIVERS.

A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver.

ARTICLE VIII - MISCELLANEOUS

SECTION 1. FACSIMILE SIGNATURES.

In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these By-laws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

SECTION 2. CORPORATE SEAL.

The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

SECTION 3. RELIANCE UPON BOOKS, REPORTS AND RECORDS.

Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

SECTION 4. **FISCAL YEAR.**

The fiscal year of the Corporation shall be as fixed by the Board of Directors.

SECTION 5. **TIME PERIODS.**

In applying any provision of these By-laws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

SECTION 6. **LOANS TO OFFICERS.**

The Corporation may lend money to, or guarantee any obligation of, otherwise assist, any director, officer or other employee of the Corporation or of any of its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the Corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured or secured in such manner as the Board of Directors shall approve. Nothing in these By-laws shall be deemed to deny, limit or restrict the powers of guaranty of the Corporation at common law or under any statute.

ARTICLE IX - INDEMNIFICATION OF DIRECTORS AND OFFICERS

SECTION 1. **RIGHT TO INDEMNIFICATION.**

Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee, or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this Article IX with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

SECTION 2. **RIGHT TO ADVANCEMENT OF EXPENSES.**

In addition to the right to indemnification conferred in Section 1 of this Article

IX, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney's fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise.

SECTION 3. **RIGHT OF INDEMNITEE TO BRING SUIT.**

If a claim under Section 1 or 2 of this Article IX is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. To the fullest extent permitted by law, if successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article IX or otherwise shall be on the Corporation.

SECTION 4. **NON-EXCLUSIVITY OF RIGHTS.**

The rights to indemnification and to the advancement of expenses conferred in this Article IX shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's Certificate of Incorporation, By-laws, agreement,

vote of stockholders or disinterested directors or otherwise.

SECTION 5. **INSURANCE.**

The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

SECTION 6. **INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION.**

The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article IX with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

SECTION 7. **NATURE OF RIGHTS.**

The rights conferred upon indemnitees in this Article IX shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the indemnitee's heirs, executors and administrators. Any amendment, alteration or repeal of this Article IX that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal.

ARTICLE X - AMENDMENTS

These By-laws may be amended or repealed by the Board of Directors at any meeting or by the stockholders at any meeting.

Adopted: May [__], 2017

EXHIBIT C to PLAN SUPPLEMENT

Directors and Officers of Reorganized NephroGenex

Pursuant to Article V.A.5. of the Plan, on the Effective Date,[1] the term of the current board of directors of NephroGenex shall expire. Medpace, Inc. ("Medpace") has designated the following persons, who are employed with Medpace or its affiliates, as members of the board of directors and officers of the Reorganized Debtor as of the Effective Date:

- August Troendle, MD, *Director, President & Chief Executive Officer*
- Jesse Geiger, CPA, BBA, *Director, Vice President & Treasurer*
- Stephen Ewald, JD, *Director, Vice President & Secretary*

[1] Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Plan of Reorganization Pursuant To Chapter 11 of the Bankruptcy Code Proposed by the Debtor (as may be amended, supplemented or otherwise modified, the "Plan").

EXHIBIT D to PLAN SUPPLEMENT

Assumption Schedule

Pursuant to Article VII.A. of the Plan, except as otherwise provided in the Plan or in any contract, instrument, release or other agreement or document entered into in connection with the Plan, each of the executory contracts and unexpired leases to which the Debtor is a party shall be deemed automatically rejected by the Debtor as of the Effective Date, unless such contract or lease (i) previously has been assumed or rejected by the Debtor, (ii) expired or terminated pursuant to its own terms, (iii) is the subject of a motion to assume or reject pending before the Court as of the Confirmation Date or (iv) is identified on this Exhibit D (the "Assumption Schedule").[1]

Counterparty	Agreement Type[2]	Effective Date	Cure Amount
Vanderbilt University Center for Technology Transfer and Commercialization	Restated and Amended License Agreement	7/18/12 Amended 11/6/13 Amended 3/16/15	$0.00

1 The inclusion of an agreement on the Assumption Schedule shall be without prejudice to the Debtor's or Reorganized Debtor's right to assert that any listed agreement is not an executory contract or unexpired lease.

2 The "Agreement Type" set forth in this column is for reference purposes only and shall not limit the Reorganized Debtor's right to assume any agreement between any listed agreement counterparty and the Debtor, including those not described more particularly (or misdescribed) in this column. The "Cure Amount" is intended to include all amounts that the Debtor asserts are owed to cure any defaults existing under each agreement, including those amounts that may be due for agreements not more particularly described (or misdescribed), and are the amounts that the Debtor believes will cure any and all defaults and actual pecuniary losses in respect of any listed agreement.

EXHIBIT E to PLAN SUPPLEMENT

Non-Exclusive List of Retained Causes of Action

Pursuant to Article V.H. of the Plan, in accordance with section 1123(b)(3) of the Bankruptcy Code, the Reorganized Debtor (Reorganized NephroGenex) shall retain and may (but is not required to) enforce all rights to commence and pursue any and all Causes of Action, whether arising before or after the Petition Date, including any actions or categories of actions specifically identified on this Exhibit E, and such Causes of Action shall vest in the Reorganized Debtor as of the Effective Date; provided, however, solely with respect to Avoidance Actions, only those Avoidance Actions specifically identified on Exhibit F to the Plan Supplement shall vest in the Reorganized Debtor, and all other Avoidance Actions shall be waived. **No Entity may rely on the absence of a specific reference in the Plan, this Plan Supplement or the Disclosure Statement to any Causes of Action against them as any indication that the Reorganized Debtor will not pursue any and all available Causes of Action against them. The Reorganized Debtor expressly reserves all rights to prosecute any and all Causes of Action against any Entity, except as otherwise provided in the Plan.** For the avoidance of doubt, the Reorganized Debtor shall not bring, and pursuant to the Plan has waived and released, any and all rights, claims or Causes of Action against the Debtor's current or former directors and officers. Unless any Causes of Action against an Entity are expressly waived, relinquished, exculpated, released, compromised or settled in the Plan or an order of the Bankruptcy Court, the Reorganized Debtor expressly reserves all Causes of Action for later adjudication, and, therefore, no preclusion doctrine, including the doctrines of res judicata, collateral estoppel, issue preclusion, claim preclusion, estoppel (judicial, equitable, or otherwise) or laches, shall apply to such Causes of Action upon, after, or as a consequence of Confirmation or consummation of the Plan.

Notwithstanding, and without limiting the generality of, Article V.H. of the Plan, the following Exhibit E-1 through Exhibit E-6, and Exhibit F include specific types of Causes of Actions expressly preserved by the Debtor and the Reorganized Debtor, including: (i) claims related to accounts receivable and accounts payable; (ii) claims related to deposits and other collateral postings; (iii) claims, defenses, cross-claims, and counter-claims related to possible litigation; (iv) claims related to contracts and leases; (v) claims related to tax credits and refunds; (vi) claims related to intellectual property; and (vii) claims related to potential avoidance of prepetition transfers under chapter 5 of the Bankruptcy Code, including, without limitation, sections 542, 544, 545, 547, 548, 549 and 550 thereof, or their state law analogs, which are attached hereto as Exhibit E-1, Exhibit E-2, Exhibit E-3, Exhibit E-4, Exhibit E-5, Exhibit E-6, and Exhibit F, respectively. Each such exhibit is subject to the terms of the Plan and the information provided in this Exhibit E.

EXHIBIT E-1 to PLAN SUPPLEMENT

Claims Related to Accounts Receivable and Accounts Payable

Unless otherwise released in the Plan, the Reorganized Debtor expressly reserves all Causes of Action against or related to all Entities that owe or that may in the future owe money to the Debtor or Reorganized Debtor. In addition, the Reorganized Debtor expressly reserves all Causes of Action against or related to all Entities who assert or may assert that the Debtor or Reorganized Debtor owe money to them. There is no schedule to this Exhibit E-1.

EXHIBIT E-2 to PLAN SUPPLEMENT

Claims Related to Deposits and Other Collateral Positions

Unless otherwise released in the Plan, the Reorganized Debtor expressly reserves all Causes of Action, based in whole or in part, upon any and all postings of a security deposit or any other type of deposit or collateral. There is no schedule to this Exhibit E-2.

EXHIBIT E-3 to PLAN SUPPLEMENT

Claims, Defenses, Cross-Claims, and Counter-Claims Related to Possible Litigation

Unless otherwise released by the Plan, the Debtor and Reorganized Debtor expressly reserve all claims, defenses, cross claims, and counterclaims against or related to all Entities that are party to or that may in the future become party to litigation, arbitration, or any other type of adversarial proceeding or dispute resolution proceeding, whether formal or informal, judicial or non-judicial. There is no schedule to this Exhibit E-3.

EXHIBIT E-4 to PLAN SUPPLEMENT

Claims Related to Contracts and Leases

Unless otherwise released in the Plan, the Reorganized Debtor expressly reserves all Causes of Action, based in whole or in part, upon any and all contracts and leases to which the Debtor or Reorganized Debtor is a party or pursuant to which the Debtor or Reorganized Debtor has any rights whatsoever. The Causes of Action include, without limitation, Causes of Action against suppliers of services or any other parties for: (a) overpayments, duplicate payments, deposits, recoupment, or setoff; (b) wrongful or improper termination, suspension of services, or failure to meet other contractual or regulatory obligations; (c) failure to fully perform or to condition performance on additional requirements under contracts with the Debtor before assumption or rejection, where applicable, of such contracts; (d) payments, deposits, holdbacks, reserves, or other amounts owed by any creditor, utility, insurer, lessor, or other party; (e) any liens, including mechanic's, artisan's, possessory, or statutory liens held by the Debtor; (f) counterclaims and defense related to any contractual obligations; (g) any turnover actions arising under § 542 or § 543 of the Bankruptcy Code; and (h) unfair competition, interference with contract or potential business advantage, breach of contract, infringement of intellectual property, or any business tort claims. There is no schedule to this Exhibit E-4.

EXHIBIT E-5 to PLAN SUPPLEMENT

Claims Related to Tax Credits and Refunds

Unless otherwise released in the Plan, the Reorganized Debtor expressly reserves all Causes of Action against or related to all taxing authorities that owe or that may in the future owe money to the Debtor or Reorganized Debtor. In addition, the Debtor expressly reserves all Causes of Action against or related to all taxing authorities who assert or may assert that the Debtor or Reorganized Debtor owe money to them. There is no schedule to this Exhibit E-5.

EXHIBIT E-6 to PLAN SUPPLEMENT

Claims Related to Intellectual Property

Unless otherwise released in the Plan, the Reorganized Debtor expressly reserves all Causes of Action for licensing or licensing agreements, interference with contract or potential business advantage, conversion, infringement of intellectual property, or other business tort claims. Nothing in the Plan or the Plan Supplement shall impair, enlarge, or in any way alter the equitable and legal rights, obligations, and defenses of the Debtor or the Reorganized Debtor regarding their intellectual property rights, and all rights with respect thereto are expressly reserved.

Notwithstanding the foregoing, any action or inaction by the Debtor or the Reorganized Debtor with respect to intellectual property rights shall not be used, invoked, or applied by any Person in any proceeding to serve as the basis to enlarge, diminish, or in any way alter or affect equitable and legal rights, obligations, and defenses including, without limitation, through the doctrines of *res judicata*, collateral estoppel, issue preclusion, claim preclusion, other estoppels (judicial, equitable, or otherwise), naked license, unreasonable delay in asserting rights, adequate remedy at law, or laches, in any dispute regarding the intellectual property rights of the Debtor or the Reorganized Debtor. There is no schedule to this Exhibit E-6.

EXHIBIT F to PLAN SUPPLEMENT

Retained Avoidance Actions

Pursuant to Article V.H. of the Plan, in accordance with section 1123(b)(3) of the Bankruptcy Code, Reorganized NephroGenex shall retain and may (but is not required to) enforce all rights to commence and pursue any and all Causes of Action, whether arising before or after the Petition Date, and such Causes of Action shall vest in the Reorganized Debtor as of the Effective Date; provided, however, solely with respect to Avoidance Actions, only those Avoidance Actions specifically identified on this Exhibit F shall vest in the Reorganized Debtor, and all other Avoidance Actions shall be waived.

Third Party	Address
Blue Cross Blue Shield NC	PO Box 580017, Charlotte, NC 28258-0017
BMC Communications	740 Broadway, 9th Floor, New York, NY 10003
Carolinas IT	PO Box 531822, Atlanta, GA 30353-1822
Cassel Salpeter & Company	801 Brickwell Avenue, Suite 1900, Miami, FL 33131
Catalent Pharma Solutions	160 N. Pharma Drive, Morrisville, NC 27560
Chirag Parikh	9 Pondside Drive, Wallingford, CT 06492
Computershare Inc.	Dept CH 19228, Palatine, IL 60055
Cooperative Clinical Drug Research (a/k/a CCDRD AG; Cooperative Clinical Drug Research and Development)	Lindenalle 70, 15366 Hoppegarten, Germany (DE)
EisnerAmper LLP	111 Wood Avenue South, Ste. 600, Iselin, NJ 08830
Health Equity	15 W. Scenic Pointe Dr., Suite 100, Draper, UT 84020
Highwoods Realty LP	PO Box 409412, Atlanta, GA 30384
Itamar Raz	Hadassah Hebrew University, P.O.B. 12000, 91120 Jerusalem, Israel (IL)
Lavin Consulting LLC	3 Cahill Park Dr., Framingham, MA 01702
Mark A. Klausner, MD	2332 Town Court North, Lawrenceville, NJ 08648
Marriott Union Square – SF	480 Sutter Street, San Francisco, CA 94108
Mathews Media Group, Inc.	700 King Farm Blvd, Ste. 500, Rockville, MD 20850
McDonnell Boehnen Hulbert & Berghoff	300 South Wacker Drive, Chicago, IL 60606-6709
Michael Metzger	41 North Way, Chappaqua, NY 10514

Third Party	Address
Mintz, Levin, Cohn, Ferris, Glovsky, and Popeo, P.C. (a/k/a Mintz Levin)	PO Box 4539, Boston, MA 02212-4539
Morgan Franklin Consulting LLC	7900 Tysons One Place, Ste. 30, Tysons Tower, McLean, VA 22102
MTS Health Partners	623 Fifth Avenue, 14th Floor, New York, NY 10022
Pepper Hamilton LLP	3000 Two Logan Square, Eighteenth & Arch Street Philadelphia, PA 19103-2799
Premier Advisory Services	3000 Blackburn #1902, Dallas, TX 75204
Sharp Clinical Services Inc.	PO Box 8500-3797, Philadelphia, PA 19178-3797
Skadden Arps, LLP (a/k/a Skadden, Arps, Slate, Meagher & Flom LLP)	PO Box 1764, White Plains, NY 10602
The Trout Group LLC	740 Broadway, 9th Floor, New York, NY 10003
Uppsala Monitoring Centre	Box 1051, S-751 40 Uppsala, Sweden (SE)
Willis of New York, Inc.	PO Box 4557, New York, NY 10249-4557
Workiva LLC	2900 University Blvd., Ames, IA 50010